UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   January 31, 2006
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                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01 Other Events.


     On January 31, 2006, the United States Court of Appeals for the Fourth Circuit (the "Appellate Court") confirmed the ownership by RMS Titanic, Inc., a wholly-owned subsidiary of Premier Exhibitions, Inc. (the "Company"), of 1800 artifacts salvaged by RMS Titanic, Inc. during its 1987 research and recovery expedition to the wreck of the ocean liner RMS Titanic. The RMS Titanic sunk in 1912 after striking an iceberg. The Appellate Court's ruling in R.M.S. Titanic, Incorporated v. The Wrecked and Abandoned Vessel was announced by the Appellate Court in a published opinion dated January 31, 2006.

     In 1993, a French Tribunal with jurisdiction over the artifacts salvaged in the 1987 research and recovery expedition declared RMS Titanic, Inc. to be the lawful owner of all artifacts recovered from that operation. A July 2004 order of the United States District Court for the Eastern District of Virginia (the "District Court") sought to remove title to such artifacts from RMS Titanic, Inc. In its January 31, 2006 opinion, the Appellate Court ruled that the District Court has no jurisdiction over the 1987 artifacts and vacated that portion of the District Court order.

     RMS Titanic, Inc., which was granted Salvor-in-Possession rights to the wreck of the Titanic by the District Court in 1994, has conducted seven research and recovery expeditions to the Titanic wreck site. Such expeditions have resulted in the recovery of approximately 5,500 artifacts. In its January 31, 2006 opinion, the Appellate Court ruled that RMS Titanic, Inc. must seek a salvage award under the law of salvage rather than the right to pursue title to the remainder of the recovered artifacts under the law of finds. The award can be satisfied by either paying RMS Titanic, Inc. a cash award or by conveying it title to the remaining artifacts. RMS Titanic, Inc. is the only company that has ever recovered objects from the wreck of the Titanic and is the only entity permitted by law to recover objects from the wreck site.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Premier Exhibitions, Inc.


Date:  February 6, 2006            By:     /s/ Arnie Geller
                                           -----------------
                                           Arnie Geller
                                           President and Chief Executive Officer